                                                                     EXHIBIT 3.3



        KNOW ALL MEN BY THESE PRESENTS, That we, E.P. Armstrong, J.M. Crook and Clarence H. Gilbert, do hereby associate ourselves together for the purpose of forming a private corporation under the laws of the State of Oregon, to engage in the enterprise, business, pursuit and occupation hereinafter mentioned and do hereby adopt the following Articles of Incorporation, to-wit:

                                        I

        The name of this corporation and by which it shall be known is the ARMSTRONG MANUFACTURING COMPANY and its duration shall be perpetual.

                                       II

        The enterprise, business, pursuit and occupation in which this corporation proposes to engage is to conduct and carry on the business of buying and selling machinery, new or second hand, of every kind and description; to buy and sell goods, wares and merchandise; to accept goods upon consignment, with the right to obtain and dispose of goods, wares and merchandise in any way, share or manner; to manufacture and dispose of machinery, goods, wares and merchandise of every kind and description; to buy and sell, lease or mortgage real estate or personal property; to borrow money, either upon security or otherwise and to give the note of this corporation for the same; to execute notes, bonds, mortgages, evidence of indebtedness of every kind and description, to rent, own or lease factories, warehouses, storerooms, etc., and to do and perform every act and thing necessary or convenient to properly conduct or carry on its business.

                                       III

        The place this corporation proposes to have its office and principal place of business in the City of Portland, county of Multnomah and State of Oregon.

                                       IV

        The amount of capital stock of this corporation shall be $35,000.

                                        V

        The amount of each share of capital stock shall be $10 and the number of shares in this corporation shall be 3500.

        IN WITNESS WHEREOF, we have hereunto set our hands and seals this 17th day of September 1908, in triplicate.

Executed in the presence of:                 /s/ E. P. Armstrong
                                             -----------------------------------
                                             E. P. Armstrong

                                             /s/ J. M. Crook
-------------------------------              -----------------------------------
                                                     J. M. Crook

                                             /s/ Clarence H. Gilbert
-------------------------------              -----------------------------------
                                             Clarence H. Gilbert



State of Oregon,   )
                         ss.

County of Multnomah)

        THIS CERTIFIES that on this 17th day of September 1908, before me the undersigned, a Notary Public in and for said County and State, personally appeared the within named E.P. Armstrong, J.M. Crook and Clarence H. Gilbert, who are know to me to be the identical persons mentioned in and who executed the foregoing Articles of Incorporation and acknowledged to me that they executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal the day and year first hereinabove written.



                                       /s/
                                       ------------------------------------
                                       Notary Public, State of Oregon

CERTIFICATE AND COPY OF RESOLUTIONS increasing Capital Stock of Armstrong Manufacturing Co., a Corporation.

        I, Clarence H. Gilbert, secretary of Armstrong Manufacturing Co., a corporation organized and formed under and by virtue of the laws of the State of Oregon, hereby certify that at a meeting of the stockholders of said corporation, duly and legally called and held at the principal office of said corporation at 4th and Stark Streets in the city of Portland, County of Multnomah, State of Oregon, at 2 o'clock P.M. on the 20th day of June, 1912, due and legal notice having been given of such meeting, which meeting was called for the purpose of increasing the capital stock of such corporation; that a majority of the stock of said corporation was present at such meeting of the stockholders thereof and voted; that the following is a full copy of the resolutions authorizing the increase of capital stock of said corporation: Resolved that the capital stock of this corporation be increased from $35,000 to $500,000; that the president and secretary, or either of them, be authorized and directed to take the necessary legal steps to carry this resolution into effect.

        Such resolution was adopted by a vote of the majority of the stock of such corporation.

        WITNESS, my hand and the seal of said corporation affixed this _______ day of _____________, 19___.


                                             -----------------------------------
                                                               , Secretary

{Corporate Seal}

STATE OF OREGON,      )

                      SS.

COUNTY OF MULTNOMAH   )

        I, Clarence H. Gilbert, being first duly sworn, upon my oath depose and say that I am secretary of Armstrong Manufacturing Co., a corporation; that the foregoing statement is true, and that the resolution therein is a full and complete copy of the resolution adopted at the meeting of the stockholders of said corporation, held at its principal office at 4th and Stark Streets in the City of Portland, State of Oregon, at 2 o'clock P.M., on the 20th day of June, 1912, which said meeting was called for the purposes of increasing the capital stock of said corporation; that there was present, either in person or by proxy, a majority of the stock of said corporation; and that said resolution increasing the capital stock of Armstrong Manufacturing Co., a corporation from Thirty-Five Thousand Dollars to Five Hundred Thousand Dollars was duly adopted by a vote of the majority of the STOCK of such corporation.

                                             /s/ Clarence H. Gilbert
                                             ---------------------------------
                                             Clarence H. Gilbert

Subscribed and sworn to before me this 9th day of August, 1912.


                                             ---------------------------------
                                             Notary Public for Oregon

[Notarial Seal]

CERTIFICATE AND COPY OF RESOLUTIONS decreasing Capital Stock of Armstrong Manufacturing Company, a Corporation.

        I, Clarence H. Gilbert, secretary of Armstrong Manufacturing Company, a corporation organized and formed under and by virtue of the laws of the State of Oregon, hereby certify that at a meeting of the stockholders of said corporation, duly and legally called and held at the principal office of said corporation at Chamber of Commerce Street in the city of Portland, County of Multnomah, State of Oregon, at 2 o'clock P.M., on the 25th day of July, 1913, due and legal notice having been given of such meeting, which meeting was called for the purpose of decreasing the capital stock of such corporation; that a majority of the stock of said corporation was present at such meeting of the stockholders thereof and voted; that the following is a full copy of the resolutions authorizing the decrease of capital stock of said corporation:
"Resolved that the capital stock of this corporation be reduced from $500,000 to $50,000, with 5000 shares, with Par Value of $10 each, and the President and Secretary, or either of them, be authorized and directed to take the necessary legal steps to carry this Resolution into effect:"

        Such resolution was adopted by a vote of the majority of the stock of such corporation.

        WITNESS, my hand and the seal of said corporation affixed this 12th day of August, 1913.


                                             /s/ Clarence H. Gilbert
                                             ---------------------------------
                                             Clarence H. Gilbert, Secretary

{Corporate Seal}

STATE OF OREGON,         )

                         SS.

COUNTY OF MULTNOMAH      )

        I, Clarence H. Gilbert, being first duly sworn, upon my oath depose and say that I am secretary of Armstrong Manufacturing Company, a corporation; that the foregoing statement is true, and that the resolution therein is a full and complete copy of the resolution adopted at the meeting of the stockholders of said corporation, held at its principal office at Chamber of Commerce Street in the City of Portland, State of Oregon, at 2 o'clock P.M., on the 25th day of July, 1913, which said meeting was called for the purpose of decreasing the capital stock of said corporation; that there was present, either in person or by proxy, a majority of the stock of said corporation; and that said resolution decreasing the capital stock of Armstrong Manufacturing Company, a corporation from Five Hundred Thousand Dollars to Fifty Thousand Dollars was duly adopted by a vote of the majority of the stock of such corporation.

                                             /s/ Clarence H. Gilbert
                                             ---------------------------------
                                             Clarence H. Gilbert

Subscribed and sworn to before me this 12th day of August, 1913.

                                             /s/
                                             ---------------------------------
                                             Notary Public for Oregon

[Notarial Seal]

                     Supplementary Articles of Incorporation

                                       OF

                         Armstrong Manufacturing Company

        WHEREAS at a meeting of the stockholders of the above named corporation, duly and regularly called and held, at 2 o'clock p.m. the 6th day of May 1930, at office of the company No. 4--2d street in the City of Portland and State of Oregon at which there were present and voting, either in person or by proxy, stockholders owning twenty six hundred ninety (2690) shares of the capital stock of said corporation, being more than three fourths of the stock issued and outstanding, there was presented and adopted by a unanimous vote, a resolution authorizing the directors of the said corporation to execute and file supplementary articles, for the purpose of increasing the capital stock of the corporation from $50,000 to $65,000, the increase of $15,000 to be preferred stock entitled to 7 per cent cumulative annual dividends.

        NOW, THEREFORE, We, E. P. Armstrong, L.E. Armstrong and F. H. Armstrong being all of the directors of Armstrong Manufacturing Company, a corporation, being thereto duly authorized by the resolution aforesaid, do hereby execute and acknowledge supplementary articles of incorporation, amending Article IV and
Article V of the original articles of incorporation of this company, to read as follows:

                                   ARTICLE IV

        The amount of the capital stock of this corporation shall be $65,000, represented as follows: 5000 shares of common stock of the par value of $10.00 per share and entitled to one vote for each in all stockholders' meeting; 150 shares of preferred stock of the par value of $100 per share.

                                    ARTICLE V

        The preferred stock shall be entitled to 7 per cent. cumulative annual dividends, shall have no voting privileges and all or any part thereof may be called at any dividend period on payment of $102.00 per share.

        IN WITNESS WHEREOF, we have hereunto set our hands and seals this 6th day of May, A.D. 1930

Signed, sealed and delivered in the presence of    /s/ E. P. Armstrong    [SEAL]
                                                   -----------------------
                                                     E. P. Armstrong

                                                   /s/ F. M. Armstong     [SEAL]
------------------------------------               -----------------------
                                                     F. M. Armstrong

                                                   /s/ Lloyd E. Armstong  [SEAL]
------------------------------------               -----------------------
                                                   L. E. Armstrong

STATE OF OREGON,       )

                       SS.

COUNTY OF MULTNOMAH    )

        THIS CERTIFIES that on this 6th day of May, A.D. 1930, before me, the undersigned, a Notary public in and for said county and state, personally appeared E.P. Armstrong, F. M. Armstrong and L. E. Armstrong known to me to be the identical persons named in and who executed the foregoing supplementary articles of incorporation, and acknowledged to me that they executed the same freely and voluntarily for the uses and purposes therein mentioned.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and notarial seal, the day and year last above written.

                                      /s/ W. S. U'Ren
                                      -----------------------------------------
                                      W. S. U'Ren

        [NOTARIAL SEAL]               My commission expires Sep. 29, 1931

        CERTIFICATE AND COPY OF RESOLUTION increasing CAPITAL STOCK OF Armstrong Manufacturing Company, A CORPORATION

        I, F. M. Armstrong, secretary of Armstrong Manufacturing Company by virtue of the laws of the State of Oregon, hereby certify that at a meeting of the stockholders of said corporation, duly and legally called and held at the principal office of said corporation at No. 4--2d Street, in the City of Portland, County of Multnomah, State of Oregon, at 2 o'clock p.m., on the 6th day of May, 1960, due and legal notice having been given of such meeting, which meeting was called for the purpose of increasing the capital stock of such corporation; that a majority of the stock of said corporation was present at such meeting of the stockholders thereof and voted; that the following is a full copy of the resolution authorizing the increase of capital stock of said corporation: "Resolved, that the capital stock of the Armstrong Manufacturing Company be increased from $50,000 to $65,000, said increase to consist of 150 shares of preferred stock of the par value of $100 per share; the said preferred stock to be entitled to 7 per cent. cumulative annual dividends and not entitled to voting privileges; that the same or any part thereof be callable at any dividend period at the price of $102 per share and the president and secretary are hereby authorized to issue and sell said stock; that the board of directors is hereby authorized to file supplementary articles of incorporation for said increase of capital stock."

        Such resolution was adopted by a vote of the majority of the stock of such corporation, and more than 3/4 of said stock issued and outstanding.

        WITNESS my hand and the seal of said corporation affixed this 6th day of May, 1930.

               [CORPORATE SEAL]                /s/ F. M. Armstrong
                                               -------------------------------
                                               F. M. Armstrong, Secretary

STATE OF OREGON,       )

                       SS.

COUNTY OF MULTNOMAH    )

        I, F. M. Armstrong, being first duly sworn, upon my oath depose and say that I am secretary of the Armstrong Manufacturing Company, a corporation; that the foregoing statement is true, and that the resolution therein is a full and complete copy of the resolution adopted at the meeting of the stockholders of said corporation, held at its principal office at No. 4--2d Street, in the City of Portland, State of Oregon, at 2 o'clock P.M., on the 6th day of May 1930, which said meeting was called for the purpose of increasing the capital stock of said corporation: that there was present, either in person or by proxy, a majority of the stock of said corporation; and that said resolution increasing the capital stock of the Armstrong Manufacturing Company, a corporation, from Fifty Thousand Dollars to Sixty Five Thousand Dollars was duly adopted by a vote of the majority of the stock of such corporation and more than 3/4 of said stock issued and outstanding.

                                    /s/ F. M. Armstrong
                                    ------------------------------------
                                    F. M. Armstrong

        Subscribed and sworn to before me this 6th day of May, 1930.

               [NOTARIAL SEAL]      /s/ W. S. U'Ren
                                    ------------------------------------
                                    Notary Public for Oregon

                                    My commission expires Sept. 29, 1931

                                  STATEMENT OF
                        CANCELLATION OF REDEEMABLE SHARES
                                       OF
                         ARMSTRONG MANUFACTURING COMPANY

To the Corporation Commissioner
   of the State of Oregon:

        Pursuant to the provisions of ORS 57.395 (Section 61, Chapter 549, Oregon Laws 1953) of the Oregon Business Corporation Act, the undersigned corporation submits the following statement of cancellation by redemption or purchase of redeemable shares of the corporation:

        FIRST:    The name of the corporation is Armstrong Manufacturing
Company.

        SECOND:   The number of redeemable shares of the corporation canceled through redemption or purchase is 93, itemized as follows:

        Class                 Series                 Number of Shares
        -----                 ------                 ----------------

        Preferred                                           93

        THIRD:    The aggregate number of issued shares of the corporation after giving effect to such cancellation is 8,946, itemized as follows:

        Class                 Series                 Number of Shares
        -----                 ------                 ----------------

        Common                                              8946

        FOURTH:   The amount of the stated capital of the corporation after
giving effect to such cancellation is $39,460.

        DATED: March 5, 1956
               -------------

                                    ARMSTRONG MANUFACTURING COMPANY

                                    By /s/ Lloyd E. Armstrong
                                       -------------------------------------
                                                    President

                                       /s/ E. L. Briggs
                                       -------------------------------------
                                                    Secretary

STATE OF OREGON,         )

                         SS.

COUNTY OF MULTNOMAH      )

        I, Josephine L. Frederick, a notary public, do hereby certify that on this 5th day of March, 1956, personally appeared before me Lloyd E. Armstrong, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal, the day and year before written.



                                    /s/ Josephine L. Frederick
                                    --------------------------------------
                                    Notary Public for Oregon
                                    My commission expires:

                                    My Commission Expires Feb. 24, 1960

No. O. Required by ORS 57,065 (Section 11, Chapter 549, Oregon Laws 1953). Mail to Corporation Commissioner, Salem, Oregon. There is no fee. Any corporation failing to file this document is subject to involuntary dissolution.


          DESIGNATION OF INITIAL REGISTERED OFFICE AND REGISTERED AGENT

ARMSTRONG MANUFACTURING COMPANY, a corporation organized and existing under the laws of the State of Oregon, hereby certifies that, pursuant to a duly adopted resolution of its board of directors, the address of the registered office of the corporation in the State of Oregon shall be 2135 N.W. 21st Avenue, Portland that the registered agent of the corporation shall be Lloyd E. Armstrong; and that the address of its registered office and the address of the business office of its registered agent are identical.

        IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed in its name by its President or Secretary, this 20th day of January, 1954.

                                      ARMSTRONG MANUFACTURING COMPANY
                                      -------------------------------
                                            [Name of corporation]

                                      By /s/ Lloyd E. Armstrong
                                         ----------------------------
                                             President

STATE OF OREGON,           )

                           SS.

COUNTY OF MULTNOMAH        )

        I, Josephine L. Frederick, a Notary Public, do hereby certify that on the 20th day of January, A.D. 1954, personally appeared before me Lloyd E. Armstrong, who declared he is President of the corporation executing the foregoing document, and being first duly sworn acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal, the day and year before written.


                                    /s/ Josephine L. Frederick
                                    ----------------------------------------
                                    Notary Public for STATE OF OREGON

                                    My Commission Expires Feb. 24, 1956

                                  STATEMENT OF
                        CANCELLATION OF REACQUIRED SHARES
                                       OF
                         ARMSTRONG MANUFACTURING COMPANY

        Pursuant to the provisions of ORS 57.400 of the Oregon Business Corporation Act, the undersigned corporation submits the following statement of cancellation of reacquired shares:

        FIRST:    The name of the corporation is Armstrong Manufacturing
Company.

        SECOND:   The number of reacquired shares canceled by resolution duly adopted by the board of directors of the corporation on February 1, 1966, is 22, itemized as follows:

        Class                 Series                 Number of Shares
        -----                 ------                 ----------------

        $10 par value common                                22

        THIRD:    The aggregate number of issued shares of the corporation after giving effect to such cancellation is 3,924, itemized as follows:

        Class                 Series                 Number of Shares
        -----                 ------                 ----------------

        $10 par value common                               3,924

        FOURTH:   The amount of the stated capital of the corporation after
giving effect to such cancellation is $39,240.

        DATED: February 1, 1966
               ----------------

                                    ARMSTRONG MANUFACTURING COMPANY

                                    By /s/ T. C. Andrianoff
                                       ----------------------------------
                                                   President

                                       /s/ J. L. Frederick
                                       ----------------------------------
                                                   Secretary

STATE OF OREGON,           )

                           SS.

COUNTY OF MULTNOMAH        )

        I, Arliss King, a notary public, do hereby certify that on this 1st day of February, 1966, personally appeared before me T. C. Andrianoff, who being by me first duly sworn, declared that he is the President of Armstrong Manufacturing Company, who signed the foregoing document as such officer of said corporation, and that the statements therein contained are true.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal, the day and year before written.


                                       /s/ Arliss King
                                       -----------------------------------------
                                       Notary Public for Oregon
                                       My commission expires:

                                            My Commission Expires April 15, 1963

                               ARTICLES OF MERGER
                                       OF
                              ARMSTRONG MERGER CO.
                                      INTO
                         ARMSTRONG MANUFACTURING COMPANY

        Pursuant to ORS 57.470, Armstrong Merger Co., an Oregon corporation (hereinafter "AMC"), and Armstrong Manufacturing Company, an Oregon corporation (hereinafter "Armstrong"), adopt the following Articles of Merger for the purpose of merging AMC into Armstrong.

        FIRST: The plan of merger is the restated plan of merger dated as of February 12, 1983, between Armstrong and AMC which is attached hereto and made a part hereof.

        SECOND: Armstrong has outstanding 2,316 shares of common stock entitled to vote upon the plan of merger as a single class. AMC has outstanding 2,156 shares of common stock entitled to vote upon the plan of merger as a single class.

        THIRD: At a meeting of the shareholders of Armstrong on March 8, 1983, held in accordance with the laws of the State of Oregon, the number of shares of common stock voted for the plan of merger was 2,291 and against the plan of merger was 0. At a meeting of the shareholders of AMC on March 8, 1983, held in accordance with the laws of the State of Oregon, the number of shares of common stock voted for the plan of merger was 2,156 and against the plan of merger was 0.

        We, the undersigned officers of Armstrong Merger Co. and Armstrong Manufacturing Company, declare under penalties of perjury that we have examined the foregoing and to the best of our knowledge and belief it is true, correct and complete.

        Dated this 8th day of March, 1983.

                                             ARMSTRONG MERGER CO.



                                             By /s/ Frederic B. Andrianoff
                                                --------------------------------
                                                Fredric B. Andrianoff
                                                President and Secretary

                                             ARMSTRONG MANUFACTURING COMPANY



                                             By /s/ F. B. Andrianoff
                                                --------------------------------
                                                F. B. Andrianoff
                                                President



                                             By /s/ Arliss King
                                                --------------------------------
                                                Arliss King
                                                Secretary

                             RESTATED PLAN OF MERGER

        This Restated Plan of Merger ("Plan"), dated as of February 12, 1983, between Armstrong Manufacturing Company ("Armstrong") and Armstrong Merger Co. ("AMC"), said corporations being herein sometimes individually called "Constituent Corporation" and sometimes collectively called "Constituent Corporation";

                              W I T N E S S E T H :

        WHEREAS Armstrong and AMC are corporations organized and existing under the laws of the State of Oregon; and

        WHEREAS the respective boards of directors of Armstrong and AMC deem it desirable and in the best interests of their respective corporations that AMC be merged with and into Armstrong pursuant to the provisions of the Oregon Business Corporation Act upon the terms and conditions hereinafter se forth,

        NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE I
                                     Merger

        1.01 Armstrong and AMC shall be merged as of the Effective Date (as defined in section 1.03 hereof) into a single surviving corporation (herein sometimes called the "Surviving Corporation"), which shall be Armstrong, one of the Constituent Corporations, which shall continue its corporate existence and remain an Oregon corporation, all on the terms and conditions herein set forth.

        1.02 Prior to the Effective Date, and as a condition to the respective obligations of the Constituent Corporations, this Plan shall be approved by the shareholders of each of the Constituent Corporations as required by ORS 57.465.

        1.03 The merger of AMC into Armstrong shall become effective upon the filing of articles of merger and issuance of a certificate of merger pursuant to ORS 57.470 and 57.475. The date and time of such filing and issuance is herein called the "Effective Date."

                                   ARTICLE II

                     Name and Continued Corporate Existence
                            of Surviving Corporation

        2.01 The corporate name of Armstrong (i.e., "Armstrong Manufacturing Company"), a Constituent Corporation, whose corporate existence is to survive this merger and continue thereafter as the Surviving Corporation and its identity, existence, purposes, powers, objects, franchises, rights and immunities shall continue unaffected and unimpaired by the merger, and the corporate identity, existence, purpose, powers, objects, franchises, rights and immunities of AMC shall be wholly merged into Armstrong, and Armstrong shall be fully vested therewith. On the Effective Date the separate existence of AMC, except insofar as continued by law, shall cease.

                                   ARTICLE III

                                  Governing Law

        3.01 The laws of the State of Oregon shall govern the Surviving Corporation. The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the Oregon Business corporation Act.

                                   ARTICLE IV

                      Articles of Incorporation and Bylaws
                            of Surviving Corporation

        4.01 The articles of incorporation of Armstrong as in effect immediately prior to the Effective Date shall be the articles of incorporation of the Surviving Corporation until they shall thereafter by duly altered, amended or repealed.

        4.02 The bylaws of Armstrong as in effect immediately prior to the Effective Date shall be the bylaws of the Surviving Corporation until they shall thereafter by duly altered, amended or repealed.

                                    ARTICLE V

                             Directors and Officers

        5.01 The directors of Armstrong immediately prior to the Effective Date shall be the directors of the Surviving Corporation who shall continue in office as provided in the bylaws of the Surviving Corporation.

        5.02 The officers of Armstrong immediately prior to the Effective Date shall be the officers of the Surviving Corporation who shall hold office as provided in the bylaws of the Surviving Corporation.

                                   ARTICLE VI

                   Capital Stock of the Surviving Corporation

        6.01 The authorized capital stock of the Surviving Corporation on the Effective Date shall be as set forth in the articles of incorporation of the Surviving Corporation.

                                   ARTICLE VII

                       Conversion of Securities on Merger

        7.01 The manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be as set forth in this Article VII.

        7.02 Each share of common stock, $10 par value, of Armstrong ("Armstrong Common Stock") outstanding immediately prior to the Effective Date, shall be canceled and shall not be converted into shares or other securities of the Surviving Corporation. The holders of such shares of Armstrong Common Stock, other than AMC, shall be paid $1,600 in cash for each such share upon surrender of the certificates representing such shares and shall have no ownership interest in the Surviving Corporation. No interest shall accrue with respect to sums payable to such holders. No payment shall be made to AMC with respect to the shares of Armstrong Common Stock held by it immediately prior to the Effective Date.

        7.03 Each share of common stock, $1 par value, of AMC issued and outstanding immediately prior to the Effective Date shall be converted into one share of common stock, $10 par value, of the Surviving Corporation.

        7.04 Each share of Armstrong Common Stock which is issued but not outstanding immediately prior to the Effective Date shall be canceled.

                                  ARTICLE VIII

                             Assets and Liabilities

        8.01 On the Effective Date, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, as well of a public as of a private nature of each of the Constituent Corporations; and all property, real, personal and mixed, all debts due to either of the Constituent Corporations on whatever account, including subscriptions to shares and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or any interest therein vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger; and the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against either of the Constituent

Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of either of the Constituent Corporations; provided, however, that neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

                                   ARTICLE IX

                                   Termination

        9.01 This Plan shall automatically terminate at the close of business on June 30, 1983, if the merger provided for herein shall not have been previously consummated, unless such date is extended by the boards of directors of the Constituent Corporations.

        9.02 With the approval of the boards of directors of both of the Constituent Corporations, this Plan may be abandoned by the Constituent Corporations prior to the Effective Date without liability of either party to the other party.

        9.03 In the event of termination of this Plan pursuant to this Article IX, (i) this Plan shall become wholly void and of no effect, (ii) each of the parties shall pay all expenses incurred by such party in connection herewith, and (iii) there shall be no obligation or liability on the part of either party to the other.

        9.04 Neither Constituent Corporation shall be obligated to consummate the merger if an order of any court shall have been entered or if there shall have been instituted or threatened before any court or governmental agency or body any action or proceeding to restrain or prohibit the merger.

                                    ARTICLE X

                     Power of Surviving Corporation to Amend
                            Articles of Incorporation

        10.01 The Surviving Corporation reserves the right to amend, alter, change or repeal its articles of incorporation in the manner now or hereafter prescribed by statute or otherwise authorized by law and all rights and powers conferred in the articles of incorporation on shareholders, directors or officers of the Surviving Corporation or any person whomsoever are subject to this power.

                                   ARTICLE XI

                                Amendment of Plan

        11.01 With the approval of the boards of directors of both of the constituent Corporations, this Plan may be amended at any time; provided that such amendment shall not change the number of shares of common stock of the Surviving Corporation issuable hereunder,



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

or change the amount payable with respect to shares of Armstrong Common Stock outstanding immediately prior to the Effective Date, unless such amendment shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of each of the Constituent Corporations.

                                   ARTICLE XII

                                  Miscellaneous

        12.01 The captions of the articles hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Plan.

        12.02 For the convenience of the parties and to facilitate the filing or recording of this Plan, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

        IN WITNESS WHEREOF, this Plan has been duly executed by the parties hereto as of the date first above written.

ARMSTRONG MANUFACTURING COMPANY              ARMSTRONG MERGER CO.

By F. B. Andrianoff                          By F. B. Andrianoff
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